Exhibit 21.1
METLIFE, INC.
As of December 31, 2007
Wholly-Owned Active Subsidiaries1
23RD STREET INVESTMENTS, INC. (DE)
334 MADISON EURO INVESTMENTS, INC. (DE)
440 SOUTH LASALLE LLC (DE)
500 GRANT STREET GP LLC (DE)
500 GRANT STREET ASSOCIATES LIMITED PARTNERSHIP (CT)
ALTERNATIVE FUEL I, LLC (DE)
BEST MARKET S.A. (AGENTINA)
BOND TRUST ACCOUNT A (MA)
CITYPOINT HOLDINGS II LIMITED (UK)
COMPANIA PREVISIONAL METLIFE S.A. (BRAZIL)
CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UK)
CORPORATE REAL ESTATE HOLDINGS, LLC (DE)
CORRIGAN TLP LLC (DE)
COVA CORPORATION (MO)
COVA LIFE MANAGEMENT COMPANY (DE)
CRB CO., INC. (MA)
ECONOMY FIRE & CASUALTY COMPANY (IL)
ECONOMY PREFERRED INSURANCE COMPANY (IL)
ECONOMY PREMIER ASSURANCE COMPANY (IL)
ENTERPRISE GENERAL INSURANCE AGENCY, INC. (DE)
ENTRECAP REAL ESTATE II LLC (DE)
EXETER REASSURANCE COMPANY, LTD. (BERMUDA)
EURO CL INVESTMENTS, LLC (DE)
EURO TI INVESTMENTS LLC (DE)
EURO TL INVESTMENTS LLC (DE)
FIRST METLIFE INVESTORS INSURANCE COMPANY (NY)
FUNDACION METLIFE MEXICO, A.C. (MEXICO)
GA HOLDING CORP. (MA)
GENAMERICA CAPITAL I (DE)
GENAMERICA FINANCIAL, LLC (MO)
GENAMERICA MANAGEMENT CORPORATION (MO)
KRISMAN, INC. (MO)
GENERAL AMERICAN LIFE INSURANCE COMPANY (MO)
GREENWICH STREET INVESTMENTS, L.L.C. (DE)
GREENWICH STREET CAPITAL OFFSHORE FUND, LTD (VIRGIN ISLANDS)
GREENWICH STREET INVESTMENTS, L.P. (DE)
HEADLAND-PACIFIC PALISADES, LLC (CA)
HEADLAND PROPERTIES ASSOCIATES (CA)
HOLLOW CREEK, L.L.C. (CT)
HOUSING FUND MANAGER, LLC (DE)
HYATT LEGAL PLANS, INC. (DE)
HYATT LEGAL PLANS OF FLORIDA, INC. (FL)
HPZ ASSETS LLC (DE)
MET1 SIEFORE, S.A. de C.V. (MEXICO)

[1]	Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

MET2 SIEFORE, S.A. de C.V. (MEXICO)
META SIEFORE ADICIONAL, S.A. de C.V. (MEXICO)
MET AFJP S.A. (ARGENTINA)
MET P&C MANAGING GENERAL AGENCY, INC. (TX)
MET INVESTORS ADVISORY, LLC (DE)
METLIFE ADMINISTRADORA DE FUNDOS MULTIPATROCINADOS LTDA. (BRAZIL)
METLIFE ADVISERS, LLC (MA)
METLIFE AFORE, S.A. DE C.V. (MEXICO)
METLIFE ASSOCIATES LLC (DE)
METLIFE ASSURANCE LIMITED (UK)
METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)
METLIFE BANK, NATIONAL ASSOCIATION (USA)
METLIFE CANADA/ METVIE CANADA (CANADA)
METLIFE CANADIAN PROPERTY VENTURES LLC (NY)
METLIFE CAPITAL CREDIT L.P. (DE)
METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
METLIFE CAPITAL TRUST II (DE)
METLIFE CAPITAL TRUST III (DE)
METLIFE CAPITAL TRUST IV (DE)
METLIFE CHILE ADMINISTRADORA DE MUTUOS HIPOTECARIOS S.A. (CHILE)
METLIFE CHILE INVERSIONES LIMITADA (CHILE)
METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)
METLIFE CREDIT CORP.(DE)
METLIFE DIRECT CO.,LTD.(JAPAN)
METLIFE EUROPEAN HOLDINGS, INC. (UK)
METLIFE EUROPE LIMITED (IRELAND)
METLIFE EXCHANGE TRUST I (DE)
METLIFE FUBON LIMITED (JAPAN)
METLIFE FUNDING, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA)
METLIFE GENERAL INSURANCE AGENCY OF TEXAS, INC. (DE)
METLIFE GENERAL INSURANCE LIMITED (AUSTRALIA)
METLIFE GLOBAL, INC. (DE)
METLIFE GROUP, INC. (NY)
METLIFE HOLDINGS, INC. (DE)
METLIFE INSURANCE COMPANY OF CONNECTICUT (CT)
METLIFE INSURANCE LIMITED (AUSTRALIA)
METLIFE INSURANCE LIMITED (UNITED KINGDOM)
METLIFE INSURANCE AND INVESTMENT TRUST (AUSTRALIA)
METLIFE INSURANCE S.A./NV (BELGIUM)
METLIFE INTERNATIONAL HOLDINGS, INC. (DE)
METLIFE INVESTMENT ADVISORS COMPANY, LLC (DE)
METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
METLIFE INVESTMENT FUNDS SERVICES LLC (NJ)
METLIFE INVESTMENT FUNDS MANAGEMENT LLC (NJ)
METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
METLIFE INVESTMENTS PTY LIMITED (AUSTRALIA)
METLIFE INVESTORS DISTRIBUTION COMPANY (MO)
METLIFE INVESTORS GROUP, INC. (DE)
METLIFE INVESTORS FINANCIAL AGENCY, INC. (TX)
METLIFE INVESTORS INSURANCE COMPANY (MO)
METLIFE INVESTORS USA INSURANCE COMPANY (DE)
METLIFE LATIN AMERICA ASESORIAS E INVERSIONES LIMITADA (CHILE)
METLIFE LIMITED (UNITED KINGDOM)
METLIFE MEXICO CARES, S.A. DE C.V. (MEXICO)
METLIFE MEXICO S.A. (MEXICO)
METLIFE MEXICO SERVICIOS, S.A. DE C.V. (MEXICO)

METLIFE PENSIONS TRUSTEES LIMITED (UK)
METLIFE PENSIONES S.A. (MEXICO)
METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)
METLIFE PROPERTY VENTURES CANADA ULC(CANADA)
METLIFE PROPERTIES VENTURES, LLC (DE)
METLIFE REAL ESTATE CAYMAN COMPANY (CAYMAN ISLANDS)
METLIFE REINSURANCE COMPANY OF CHARLESTON (SC)
METLIFE REINSURANCE COMPANY OF SOUTH CAROLINA (SC)
METLIFE REINSURANCE COMPANY OF VERMONT (VT)
METLIFE RETIREMENT SERVICES LLC (NJ)
METLIFE SAENGMYOUNG INSURANCE COMPANY LTD. (SOUTH KOREA)-
(also known as MetLife Insurance Company of Korea Limited)
METLIFE SECURITIES, INC. (DE)
METLIFE SEGUROS DE VIDA S.A. (ARGENTINA)
METLIFE SERVICES EAST PRIVATE LIMITED (INDIA)
METLIFE SERVICES LIMITED (UNITED KINGDOM)
METLIFE SERVICES AND SOLUTIONS, LLC (DE)
METLIFE SERVICES (SINGAPORE) PTE LIMITED (AUSTRALIA)
METLIFE SOLUTIONS PTE. LTD. (SINGAPORE)
METLIFE STANDBY I, LLC (DE)
METLIFE TAIWAN INSURANCE COMPANY LIMITED (TAIWAN)
METLIFE TOWER RESOURCES GROUP, INC. (DE)
METLIFE TOWARZYSTWO UBEZPIECZEN NA ZYCIE POLSKA AKCYJNA (POLAND)
METLIFE WORLDWIDE HOLDINGS, INC. (DE)
METPARK FUNDING, INC. (DE)
METROPOLITAN CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN CONNECTICUT PROPERTIES VENTURES, LLC (DE)
METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN GENERAL INSURANCE COMPANY (RI)
METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN LIFE INSURANCE COMPANY (NY)
METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED (HONG KONG)
METROPOLITAN LIFE SEGUROS DE RETIRO S.A. (ARGENTINA)
METROPOLITAN LIFE SEGUROS DE VIDA S.A. (URUGUAY)
METROPOLITAN LLOYDS, INC. (TX)
METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS (TX)
METROPOLITAN LIFE SEGUROS E PREVIDÊNCIA PRIVADA S.A. (BRAZIL)
METROPOLITAN MARINE WAY INVESTMENTS LIMITED (CANADA)
METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN REALTY MANAGEMENT, INC. (DE)
METROPOLITAN REINSURANCE COMPANY (U.K.) LIMITED (UNITED KINGDOM)
METROPOLITAN TOWER LIFE INSURANCE COMPANY (DE)
METROPOLITAN TOWER REALTY COMPANY, INC.(DE)
MEX DF PROPERTIES, LLC (DE)
MEZZANINE INVESTMENT LIMITED PARTNERSHIP-BDR (DE)
MEZZANINE INVESTMENT LIMITED PARTNERSHIP-LG (DE)
MIDTOWN HEIGHTS, LLC (DE)
MISSOURI REINSURANCE (BARBADOS), INC. (BARBADOS)
MLA COMERCIAL, S.A. DE C.V. (MEXICO)
MLA SERVICIOS, S.A. DE C.V. (MEXICO)
MSV IRVINE PROPERTY, LLC (DE)
MTC FUND I, LLC (DE)
MTC FUND II, LLC (          )
MTL LEASING, LLC (DE)
NATHAN AND LEWIS ASSOCIATES OHIO, INCORPORATED (OH)
NATILOPORTEM HOLDINGS, INC. (DE)
NEW ENGLAND LIFE INSURANCE COMPANY (MA)

NEW ENGLAND SECURITIES CORPORATION (MA)
NEWBURY INSURANCE COMPANY, LIMITED (BERMUDA)
ONE FINANCIAL PLACE CORPORATION (DE)
ONE FINANCIAL PLACE HOLDINGS, LLC (DE)
ONE MADISON INVESTMENTS (CAYCO) LIMITED (CAYMAN ISLANDS)
PANTHER VALLEY, INC. (NJ)
PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)
PARTNERS TOWER, L.P. (DE)
PILGRIM ALTERNATIVE INVESTMENTS OPPORTUNITY FUND I, LLC (DE)
PILGRIM INVESTMENTS HIGHLAND PARK, LLC (DE)
PLAZA DRIVE PROPERTIES LLC (DE)
PLAZA LLC (CT)
PREFCO IX REALTY LLC (CT)
PREFCO X HOLDINGS LLC (CT)
PREFCO XIV HOLDINGS LLC (CT)
PREFCO DIX-HUIT LLC (CT)
PREFCO FOURTEEN LIMITED PARTNERSHIP (CT)
PREFCO TEN LIMITED PARTNERSHIP (CT)
PREFCO TWENTY LIMITED PARTNERSHIP (CT)
PREFCO VINGT LLC (CT)
SERVICIOS ADMINISTRATIVOS GEN, S.A. DE C.V. (MEXICO)
SIEMBRA SEGUROS DE RETIRO S.A. (ARGENTINA)
SOAP ACQUISITION CORPORATION (DE)
SPECIAL MULTI-ASSET RECEIVABLES TRUST (DELAWARE)
TEN PARK SPC (CAYMAN ISLANDS)
TEXAS LIFE INSURANCE COMPANY (TX)
THE PROSPECT COMPANY (DE)
THORNGATE, LLC (DE)
TH TOWER LEASING, LLC (DE)
TH TOWER NGP, LLC (DE)
TIC EUROPEAN REAL ESTATE LP, LLC (DE)
TLA HOLDINGS LLC (DE)
TOWER SQUARE SECURITIES, INC. (CT)
TOWER SQUARE SECURITIES INSURANCE AGENCY OF NEW MEXICO, INC. (NM)
TOWER SQUARE SECURITIES INSURANCE AGENCY OF OHIO, INC. (OH)
TRAL & CO.(CT)
TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
TRAVELERS INTERNATIONAL INVESTMENTS LTD. (CAYMAN ISLANDS)
TRIBECA DISTRESSED SECURITIES, L.L.C. (DE)
WALNUT STREET SECURITIES, INC. (MO)
WHITE OAK ROYALTY COMPANY (OK)

METLIFE, INC.
As of December 31, 2007
Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock2
PARKWAY REINSURANCE COMPANY (52%) (MO)
PILGRIM ALTERNATIVE INVESTMENTS OPPORTUNITY FUND III ASSOCIATES, LLC (67%) (CT)
PILGRIM INVESTMENTS OAKMONT LANE, LLC (50%) (DE)
GENERAL AMERICAN ARGENTINA SEGUROS DE VIDA, S.A. (52%) (ARGENTINA)
LONG TERM CARE PARTNERS, LLC (50%) (DE)
METLIFE INDIA INSURANCE COMPANY PRIVATE LIMITED (26%) (INDIA)
METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS3 (TX)
REINSURANCE COMPANY OF MISSOURI, INCORPORATED (52%)(MO)
REINSURANCE GROUP OF AMERICA, INCORPORATED (52%)(MO)
REINSURANCE PARTNERS, INC. (52%)(MO)
RGA AMERICAS REINSURANCE COMPANY, LTD. (52%)(BARBADOS)
RGA ASIA PACIFIC PTY LIMITED (52%) (AUSTRALIA)
RGA ATLANTIC REINSURANCE COMPANY, LTD. (52%) (BARBADOS)
RGA AUSTRALIAN HOLDINGS PTY LIMITED (52%)(AUSTRALIA)
RGA CAPITAL LIMITED (U.K.)(52%)(UNITED KINGDOM)
RGA CAPITAL TRUST I (52%)(DE)
RGA FINANCIAL GROUP, L.L.C. (52%)(DE)
RGA GLOBAL REINSURANCE COMPANY, LTD. (52%) (BERMUDA)
RGA HOLDINGS LIMITED (U.K.) (52%)(UNITED KINGDOM)
RGA INTERNATIONAL REINSURANCE COMPANY (IRELAND)
RGA INTERNATIONAL CORPORATION (52%) (NOVA SCOTIA/ CANADA)
RGA LIFE REINSURANCE COMPANY OF CANADA (52%)(CANADA)
RGA REINSURANCE COMPANY (52%) (MO)
RGA REINSURANCE COMPANY (BARBADOS) LTD. (52%)(BARBADOS)
RGA REINSURANCE COMPANY OF AUSTRALIA LIMITED (52%)(AUSTRALIA)
RGA REINSURANCE COMPANY OF SOUTH AFRICA LIMITED (52%)(SOUTH AFRICA)
RGA REINSURANCE (UK) LIMITED (52%) (UNITED KINGDOM)
RGA SERVICES INDIA PRIVATE LIMITED (52%) (INDIA)
RGA SOUTH AFRICAN HOLDINGS (PTY) LTD. (52%)(SOUTH AFRICA)
RGA TECHNOLOGY PARTNERS, INC. (52%) (MO)
RGA UK SERVICES LIMITED (52%) (UNITED KINGDOM)
RGA WORLDWIDE REINSURANCE COMPANY, LTD. (52%) (BARBADOS)
ST. JAMES FLEET INVESTMENTS TWO LIMITED (34%)(CAYMAN ISLANDS)
TIMBERLAKE FINANCIAL, L.L.C.(52%) (DE)
TIMBERLAKE REINSURANCE COMPANY II (52%) (SC)

[2]	Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

[3]	Affiliate

METLIFE, INC.
As of December 31, 2007
Publicly-Held Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its Own Account) of 10% through 99% of the total outstanding voting stock or control:
REINSURANCE GROUP OF AMERICA, INCORPORATED (MO)